EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

21. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Year ended December 31,
	2009	2010	2011
Net income (loss) attributable to holders of ordinary shares	$(19,316,469)	$67,194,438	$134,454,976
Weighted average shares outstanding – basic	134,431,135	141,739,261	143,312,424
Potential dilutive shares:
- Stock options	—	12,074,708	13,047,931
- RSUs	—	3,528,560	6,341,700
Weighted average shares outstanding – diluted	134,431,135	157,342,529	162,702,055

	Year ended December 31,
	2009	2010	2011
Income (loss) per share – basic	$(0.14)	$0.47	$0.94
Income (loss) per share – diluted	$(0.14)	$0.43	$0.83

Ordinary share equivalents of stock options are calculated using the treasury stock method. Under the treasury stock method, the proceeds from the assumed conversion of options and warrants are used to repurchase outstanding ordinary shares using the average fair value for the periods.

For the year ended December 31, 2009, ordinary share equivalent of 28,734,350 shares, related to corresponding stock options and RSUs, were excluded in the computation of diluted loss per share, as their effect would have been anti-dilutive due to the net loss reported in the year. For the years ended December 31, 2010 and 2011, outstanding stock options of 466,474 and 1,367,671 shares, respectively, were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.